Exhibit 10.30

INTERNATIONAL BATTERY METALS LTD

(the “Company”)

NOTICE AND CONSENT TO THE AMENDMENTS OF WARRANT TERMS

(the “Notice”)

I, Joseph Mills, Chief Executive Officer of the Company am hereby giving notice that the Company wishes to (a) amend the term of (i) 6,396,999 warrants formerly issued to the warrantholders on April 21, 2023 (the “2023 Warrants”), from the existing term of May 3, 2026, to April 21, 2028; (ii) 10,717,977 warrants formerly issued to the warrantholders on May 3, 2024 (the “May 2024 Warrants”), from the existing term of May 3, 2026, to the same expiry date of the warrants to be issued at the closing of the private placement of the Company with Encompass Capital Advisors LLC, acting for certain fund entities and managed accounts for which Encompass Capital Advisors LLC exercises investment discretion, pursuant to the subscription agreements dated July 20, 2025 (the “Private Placement Warrant Expiry Date”); and (iii) 3,000,000 warrants formerly issued to the warrantholders on June 19, 2024 (the “June 2024 Warrants”, together with the 2023 Warrants and the May 2024 Warrants, the “Warrants”), from the existing term of June 19, 2026 to the Private Placement Warrant Expiry Date, as set forth under Section 2 of this Notice (the “Term Extension Amendment”), and (b) make certain amendments of the Warrants with respect to the limitation of warrant exercise, as set forth under Section 3 of this Notice (the “Exercise Limitation Amendment”, together with the Term Extension Amendment, the “Amendments”). The details of the Warrants to be amended are set forth under Section 1 of this Notice.

Prior to effecting the Amendments, and in order to ensure the Company’s compliance with TSX Venture Exchange Policy 4.1 “Private Placements”, each warrantholder is requested to review this notice, and if deemed advisable, to consent to the Amendments by executing the signatory line at the end of this document. The effectiveness of the Amendments is subject to the approval of the TSX Venture Exchange.

1.	Warrantholders and the Warrants to be Amended:

Warrantholder	Warrant Certificate	# of Warrants	Exercise Price	Grant Date	Expiry Date
[*]	2023-E(5)	2,659,420	CAD$1.21	April 21, 2023	May 3, 2026
[*]	2023-E(3)	1,688,074	CAD$1.21	April 21, 2023	May 3, 2026
[*]	2023-E(1)	305,696	CAD$1.21	April 21, 2023	May 3, 2026
[*]	2023-E(4)	998,750	CAD$1.21	April 21, 2023	May 3, 2026
[*]	2023-E(2)	745,059	CAD$1.21	April 21, 2023	May 3, 2026
[*]	2024-E(1)	4,462,481	CAD$0.9579	May 3, 2024	May 3, 2026
[*]	2024-E(2)	2,811,515	CAD$0.9579	May 3, 2024	May 3, 2026
[*]	2024-E(3)	519,791	CAD$0.9579	May 3, 2024	May 3, 2026
[*]	2024-E(4)	1,657,879	CAD$0.9579	May 3, 2024	May 3, 2026
[*]	2024-E(5)	1,266,311	CAD$0.9579	May 3, 2024	May 3, 2026
[*]	2024.2-E(2)	1,233,933	CAD$0.9579	June 19, 2024	June 19, 2026
[*]	2024.2-E(3)	830,954	CAD$0.9579	June 19, 2024	June 19, 2026
[*]	2024.2-E(4)	142,794	CAD$0.9579	June 19, 2024	June 19, 2026
[*]	2024.2-E(5)	429,848	CAD$0.9579	June 19, 2024	June 19, 2026
[*]	2024.2-E(6)	362,471	CAD$0.9579	June 19, 2024	June 19, 2026
Total Warrants		20,114,976

2.	Warrantholders and the Warrants after the Term Extension Amendment:

Warrantholder	Warrant Certificate	# of Warrants	Exercise Price	Grant Date	Expiry Date
[*]	2023-E(5)	2,659,420	CAD$1.21	April 21, 2023	April 21, 2028
[*]	2023-E(3)	1,688,074	CAD$1.21	April 21, 2023	April 21, 2028
[*]	2023-E(1)	305,696	CAD$1.21	April 21, 2023	April 21, 2028
[*]	2023-E(4)	998,750	CAD$1.21	April 21, 2023	April 21, 2028
[*]	2023-E(2)	745,059	CAD$1.21	April 21, 2023	April 21, 2028
[*]	2024-E(1)	4,462,481	CAD$0.9579	May 3, 2024	Private Placement Warrant Expiry Date
[*]	2024-E(2)	2,811,515	CAD$0.9579	May 3, 2024	Private Placement Warrant Expiry Date
[*]	2024-E(3)	519,791	CAD$0.9579	May 3, 2024	Private Placement Warrant Expiry Date
[*]	2024-E(4)	1,657,879	CAD$0.9579	May 3, 2024	Private Placement Warrant Expiry Date
[*]	2024-E(5)	1,266,311	CAD$0.9579	May 3, 2024	Private Placement Warrant Expiry Date
[*]	2024.2-E(2)	1,233,933	CAD$0.9579	June 19, 2024	Private Placement Warrant Expiry Date
[*]	2024.2-E(3)	830,954	CAD$0.9579	June 19, 2024	Private Placement Warrant Expiry Date
[*]	2024.2-E(4)	142,794	CAD$0.9579	June 19, 2024	Private Placement Warrant Expiry Date
[*]	2024.2-E(5)	429,848	CAD$0.9579	June 19, 2024	Private Placement Warrant Expiry Date
[*]	2024.2-E(6)	362,471	CAD$0.9579	June 19, 2024	Private Placement Warrant Expiry Date
Total Warrants		20,114,976

3.	Exercise Limitation Amendment

The Company wishes to make the following amendments to the Warrants:

(a)	Section 1.1 of each warrant certificate of the Warrants is to be amended by adding the following new Subsection (c.1) or (b.1), as applicable:

““Common Share Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preference shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares;”

(b)	Section 1.1 of each warrant certificate of the Warrants is to be amended by adding the following new Subsection (f.1) or (d.1), as applicable:

““Control Person” has the meaning given to such term under the Securities Act (Ontario);”

(c)	Article 3 of each warrant certificate of the 2023 Warrants and Article 4 of each warrant certificate of the May 2024 Warrants and the June 2024 Warrants are to be amended by adding the following new Section 3.7 or Section 4.7, as applicable:

“Warrant Exercise Limitation

(a)	Notwithstanding anything to the contrary in the Warrant Certificate, at all times when Common Shares shall be listed for trading on the TSX Venture Exchange or any other Canadian stock exchange or inter-dealer quotation system, no Warrant Shares will be issued in connection with any exercise of the Warrants and the Company will not issue any Warrant Shares hereunder, if the Warrant Shares issuable to the Holder, together with all other Common Shares (“Other Shares”) held by the Holder, together with any person “acting jointly or in concert” (within the meaning of National Instrument 62-104 Take-Over Bids and Issuer Bids) with the Holder, would result in the Holder becoming a Control Person (the “Threshold”), then the Holder making such exercise shall automatically be deemed to have elected to exercise only such number of Warrants as would result in the Warrant Shares issued in respect thereof, together with such Other Shares, not exceeding the Threshold, and all Warrants whose exercise would result in such Warrant Shares plus such Other Shares exceeding such Threshold shall not be converted but shall remain outstanding hereunder unless and until exercised by the Holder in accordance with this Section [3.7(a)/4.7(a)]; provided, however, that:

i.	the Holder may, in its sole and absolute discretion, elect that this Section [3.7(a)/4.7(a)] cease to apply to such Holder by sending written notice of such election to the Company, in which case this Section [3.7(a)/4.7(a)] will cease to apply to the Holder from, and including, the 61st calendar day after the date the Holder sends such notice to the Company; and

ii.	this Section [3.7(a)/4.7(a)] will automatically cease to apply with respect to this Warrant Certificate from and after the 20th calendar day before the Expiry Time unless the Holder elects otherwise, in its sole and absolute discretion, by written notice sent to the Company before the 20th calendar day before the Expiry Time;

provided further that if approval of the Company’s shareholders is required for the creation of a new “control person” under the policies of the TSX Venture Exchange or any other Canadian stock exchange on which the Common Shares are then listed and the Holder has elected that this provision cease to apply under section (i) above or section (ii) is applicable, the Holder will not exercise the Warrants until such time as the Company has received the applicable shareholder approval under the policies of the TSX Venture Exchange or such other Canadian stock exchange on which the Common Shares are then listed. In the event that approval by the Company’s shareholders is required as described in the immediately preceding sentence, the Company shall use commercially reasonable efforts to hold a shareholders meeting as soon as reasonably practicable following the Company’s receipt of the Holder’s written notice of its election that this Section [3.7(a)/4.7(a)] cease to apply to such Holder and to use commercially reasonable efforts to obtain such shareholder approval.

(b)	Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of the Warrants, and a Holder shall not have the right to exercise any portion of this Warrant Certificate, pursuant to Section [3/4] or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the exercise form on Schedule “B”, the Holder (together with the Holder’s affiliates (the “Affiliates”), and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates (such persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and Attribution Parties shall include the number of Common Shares issuable upon exercise of the Warrants with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of the Warrants beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section [3.7(b)/4.7(b)]), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this [3.7(b)/4.7(b)], in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission (the “Commission”), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including these Warrants, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 19.9% of the number of Common Shares outstanding at the time of the respective calculation hereunder. The limitations contained in this paragraph shall apply to a successor holder of this Warrant Certificate.”

[Signature Page Follows]

This Notice and Consent to the Amendments of Warrant Terms is dated effective as of July 20, 2025 (the “Effective Date”)

INTERNATIONAL BATTERY METALS LTD.

/s/ Joseph Mills
Joseph Mills
CEO

WARRANTHOLDER CONSENT

By executing the below signatory lines each of the warrantholders hereby consent to the Amendments as of the Effective Date.

[*]

By: Encompass Capital Advisors LLC, its Subadvisor

By:	/s/ Syed Kazmi
Name: Syed Kazmi
Title: CFO & COO

[*]

By: Encompass Capital Advisors LLC, its Subadvisor

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	CFO & COO

[*]

By: Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	CFO & COO

[*]

By: Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	CFO & COO

[*]

By: Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	CFO & COO

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